UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 5, 2011
Date of Report (date of earliest event reported)

SCHIFF NUTRITION INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 5, 2011, Schiff Nutrition Group, Inc., a Utah corporation and wholly-owned subsidiary of the registrant (“SNG”), entered into a Supply Agreement (the “Agreement”) with Aker BioMarine Antarctic US, Inc. (“Aker BioMarine”).  The Agreement terminated and superseded the Sales Agreement between SNG and Aker BioMarine Antarctic AS dated August 31, 2009.

The Agreement provides SNG with certain exclusive and non-exclusive rights to use Aker BioMarine’s krill products in SNG’s MegaRed® products in certain fields of use, sales channels, and territories.  The Agreement requires Aker BioMarine to supply certain guaranteed minimum quantities of krill oil to SNG and requires SNG, subject to certain exceptions, to purchase its requirements of krill oil from Aker BioMarine.  The Agreement also provides SNG with a right of first negotiation regarding an expansion of SNG’s exclusive rights into other fields of use, channels of trade, and territories as well as the marketing of blended and formulation products and new krill based products developed by Aker BioMarine.  The Agreement also allows SNG to use on a non-exclusive basis certain trademarks of Aker BioMarine and grants SNG a flow-through license under certain patents.  The term of the Agreement extends to June 30, 2016, with one-year evergreen extensions unless a party provides six months notice of non-renewal.  The Agreement may be terminated by either party under certain circumstances, including upon the other party’s breach of the Agreement and failure to cure such breach within a prescribed time period.

The foregoing description of the Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to registrant’s next Quarterly Report on Form 10-Q.

Item 1.02.	Termination of a Material Definitive Agreement.

On July 5, 2011 and in connection with the Agreement, SNG and Aker BioMarine Antarctic AS terminated their Sales Agreement dated August 31, 2009.  A description of the Sales Agreement was included in Item 1.01 of the registrant’s Current Report on Form 8-K filed September 4, 2009.  The Sales Agreement was superseded and replaced pursuant to the terms, and effective upon the execution, of the Agreement.

Item 8.01.	Other Events.

On July 6, 2011, the registrant and Aker BioMarine issued a joint press release announcing that SNG and Aker BioMarine had entered into the Agreement.  A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHIFF NUTRITION INTERNATIONAL, INC.

By:	/s/ JOSEPH W. BATY
Name: Joseph W. Baty
Title: Executive Vice President and Chief Financial Officer
Date: July 6, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 6, 2011.